SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):          MAY 16, 2003



                          M-GAB DEVELOPMENT CORPORATION
             (Exact name of registrant as specified in its charter)



           FLORIDA                     000-49687                33-0961490
       (State or other                (Commission             (I.R.S. Employer
   jurisdiction of incorporation)      File Number)             Identification
                                                                     No )


                        22342 AVENIDA EMPRESA, SUITE 220
                        RANCHO SANTA MARGARITA, CA  92688
              (Address of principal executive offices)  (zip code)


                                 (949) 635-1240
              (Registrant's telephone number, including area code)


                              1059 E. SKYLER DRIVE
                                DRAPER, UT  84020
          (Former name or former address, if changed since last report.)

ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.  OTHER  EVENTS

Appointment  of  Directors
--------------------------

     On May 16, 2003, our Board of Directors elected to appoint two members to fill vacancies on the Board, namely Kevin Gadawski and Jerry DeCiccio. Mr. Gadawski and Mr. DeCiccio are considered "independent" under rules applicable to a Business Development Company (see below) and definitions adopted by the NASD and the pending Bulletin Board Exchange. Mr. Gadawski and Mr. DeCiccio were also appointed as the only members to the Board's Audit Committee and Compensation Committee.

Business  Development  Company
------------------------------

     On May 16, 2003, our Board of Directors elected to abandon our historical business plan and instead to become a business development company as defined in the Investment Company Act of 1940 (the "Act"), and to be subject to sections 55 through 65 of the Act. In connection with the election, we have filed with the Securities and Exchange Commission a Form N-54A.

Change  of  Address
-------------------

     In connection with the abandonment of our historical business plan, and our election to become a Business Development Company, our Board of Directors decided to change our business location to 22342 Avenida Empresa, Suite 220, Rancho Santa Margarita, California, 92688, and our primary telephone number to
(949)  635-1240.

ITEM  6.  RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.  FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.          CHANGE  IN  FISCAL  YEAR

     Not  applicable.

ITEM  9.          REGULATION  FD  DISCLOSURE

     Not  applicable.

EXHIBITS

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May  16,  2003                         M-GAB  Development  Corporation,
                                               a  Florida  corporation



                                                  /s/  Carl  M.  Berg
                                               -----------------------------
                                               By:     Carl  M.  Berg
                                               Its:    President